Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB (the “Report”) of XRG, Inc. (the “Company”) for the quarter ended December 31, 2005, each of the undersigned Eddie R. Brown the Chief Executive Officer and Jay Ostrow, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigneds’ knowledge and belief:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 3, 2006	/s/ Eddie R. Brown
Eddie R. Brown Chief Executive Officer, President and Director

Dated: January 3, 2006	/s/ Jay E. Ostrow
Jay Ostrow Chief Financial Officer, Principal Accounting Officer and Director